EXHIBIT (17)(a)(v)

EATON VANCE COLORADO MUNICIPAL INCOME FUND
Supplement to Prospectus dated December 1, 2009

EATON VANCE LOUISIANA MUNICIPAL INCOME FUND
Supplement to Prospectus dated January 1, 2010

EATON VANCE INSURED MUNICIPAL INCOME FUND
EATON VANCE KANSAS MUNICIPAL INCOME FUND
Supplement to Prospectus dated June 1, 2010

The Board of Trustees of the funds named above (each a "Fund" and together the "Funds") recently approved a proposal to reorganize the Funds into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Funds. Proxy materials describing the proposed reorganization are expected to be mailed in September 2010 to each Fund’s record date shareholders. If shareholders of a Fund approve that Fund’s reorganization, that reorganization is expected to be completed in the fourth quarter of 2010. For additional information regarding the investment strategies and principal risks of National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http:// funddocuments.eatonvance.com.

After the close of business on June 18, 2010, each Fund will be closed to new investors.

June 14, 2010

EATON VANCE LOUISIANA MUNICIPAL INCOME FUND Supplement to Prospectus dated January 1, 2010

1. The following replaces “Portfolio Manager” under “Management” under “Fund Summaries -Louisiana Municipal Income Fund”: Portfolio Manager. The Fund is managed by Thomas M. Metzold, Vice President of BMR, who has managed the Fund since 2010.

2. The following replaces the fifth paragraph under “Management.” in “Management and Organization”:

William H. Ahern is the portfolio manager of the Alabama Fund (since June 1, 1997). Craig Brandon is the portfolio manager of the Maryland Fund (since September 13, 2004). Cynthia J. Clemson is the portfolio manager of the Missouri Fund (since it commenced operations). Thomas M. Metzold is the portfolio manager of the Louisiana Fund (since February 22, 2010), the North Carolina Fund (since March 1, 2004), the Oregon Fund (since November 1, 1996) and the South Carolina Fund (since November 1, 2005), and Adam A. Weigold is the portfolio manager of the Arkansas Fund, the Georgia Fund, the Kentucky Fund, the Tennessee Fund and the Virginia Fund, (all since October 1, 2007) . Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios, and Mr. Ahern, Mr. Brandon, Ms. Clemson and Mr. Metzold have been Eaton Vance portfolio managers for more than 5 years. Mr. Weigold was appointed a portfolio manager in 2007 and has been a Vice President of Eaton Vance and BMR since 2003 and a municipal credit analyst at Eaton Vance for more than five years.

February 22, 2010	4400-2/10	12MUNI1/1PS

Eaton Vance Alabama Municipal Income Fund
Class A Shares - ETALX Class B Shares - EVALX Class C Shares - ECALX Class I Shares - EIALX
Eaton Vance Arkansas Municipal Income Fund
Class A Shares - ETARX Class B Shares - EVARX Class C Shares - ECARX
Eaton Vance Georgia Municipal Income Fund
Class A Shares - ETGAX Class B Shares - EVGAX Class C Shares - ECGAX Class I Shares - EIGAX
Eaton Vance Kentucky Municipal Income Fund
Class A Shares - ETKYX Class B Shares - EVKYX Class C Shares - ECKYX
Eaton Vance Louisiana Municipal Income Fund
Class A Shares - ETLAX Class B Shares - EVLAX Class C Shares - ECLAX
Eaton Vance Maryland Municipal Income Fund
Class A Shares - ETMDX Class B Shares - EVMYX Class C Shares - ECMDX Class I Shares - EIMDX
Eaton Vance Missouri Municipal Income Fund
Class A Shares - ETMOX Class B Shares - EVMOX Class C Shares - ECMOX
Eaton Vance North Carolina Municipal Income Fund
Class A Shares - ETNCX Class B Shares - EVNCX Class C Shares - ECNCX Class I Shares - EINCX
Eaton Vance Oregon Municipal Income Fund
Class A Shares - ETORX Class B Shares - EVORX Class C Shares - ECORX
Eaton Vance South Carolina Municipal Income Fund
Class A Shares - EASCX Class B Shares - EVSCX Class C Shares - ECSCX Class I Shares - EISCX
Eaton Vance Tennessee Municipal Income Fund
Class A Shares - ETTNX Class B Shares - EVTNX Class C Shares - ECTNX
Eaton Vance Virginia Municipal Income Fund
Class A Shares - ETVAX Class B Shares - EVVAX Class C Shares - ECVAX Class I Shares - EVAIX

Mutual funds providing tax-exempt income Prospectus Dated January 1, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
Alabama Fund	3
Arkansas Fund	7
Georgia Fund	11
Kentucky Fund	15
Louisiana Fund	19
Maryland Fund	23
Missouri Fund	27
North Carolina Fund	31
Oregon Fund	35
South Carolina Fund	39
Tennessee Fund	43
Virginia Fund	47
Important Information Regarding Fund Shares	51
Investment Objectives & Principal Policies and Risks	52
Management and Organization	53
Valuing Shares	54
Purchasing Shares	55
Sales Charges	57
Redeeming Shares	60
Shareholder Account Features	61
AdditionalTax Information	62
Financial Highlights	67
Alabama Fund	67
Arkansas Fund	69
Georgia Fund	71
Kentucky Fund	73
Louisiana Fund	75
Maryland Fund	77
Missouri Fund	79
North Carolina Fund	81
Oregon Fund	83
South Carolina	85
Tennessee Fund	87
Virginia Fund	89

Fund Summaries

Alabama Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Alabama state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value
of your investment)		Class A	Class B	Class C	Class I

Management Fees		0.29%	0.29%	0.29%	0.29%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.05%
Expenses other than Interest Expense	0.31%
Other Expenses		0.36%	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses		0.85%	1.60%	1.60%	0.65%

(1) Interest expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.80% for Class A, 1.55% for Class B and Class C and 0.60%
for Class I. See “Investment Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$558	$733	$924	$1,474	$558	$733	$924	$1,474
Class B shares*	$663	$905	$1,071	$1,699	$163	$505	$871	$1,699
Class C shares	$263	$505	$871	$1,900	$163	$505	$871	$1,900
Class I shares	$66	$208	$362	$810	$66	$208	$362	$810

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 5.54% for the quarter ended December 31, 2000, and the lowest quarterly return was –5.84% for the quarter ended September 30, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 22.99%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.25%) for Class A shares were 3.61% and 5.85%, respectively, for Class B shares were 3.05% and 4.94%, respectively, for Class C shares were 3.05% and 4.94%, respectively, and for Class I shares were 3.99% and 6.46%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–15.93%	–0.56%	2.20%
Class B Return Before Taxes	–16.65%	–0.63%	1.95%
Class B Return After Taxes on Distributions	–16.65%	–0.67%	1.92%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–9.60%	0.04%	2.25%
Class C Return Before Taxes	–13.35%	–0.35%	1.92%
Class I Return Before Taxes	–11.63%	0.45%	2.72%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to March 21, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance for Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by William H. Ahern, Vice President of Eaton Vance Management, who has managed the Fund since 1997.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Arkansas Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Arkansas state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C

Management Fees		0.31%	0.31%	0.31%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%
Interest Expense(1)	0.05%
Expenses other than Interest Expense	0.27%
Other Expenses		0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses		0.83%	1.58%	1.58%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.78% for Class A and 1.53% for Class B and Class C. See “Investment
Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$556	$727	$914	$1,452	$556	$727	$914	$1,452
Class B shares*	$661	$899	$1,060	$1,677	$161	$499	$860	$1,677
Class C shares	$261	$499	$860	$1,878	$161	$499	$860	$1,878

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.19% for the quarter ended September 30, 2002, and the lowest quarterly return was –11.01% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 27.88%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.55%) for Class A shares were 3.78% and 6.25%, respectively, for Class B shares were 3.23% and 5.34%, respectively, and for Class C shares were 3.22% and 5.33%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–22.78%	–2.27%	1.42%
Class B Return Before Taxes	–23.42%	–2.35%	1.16%
Class B Return After Taxes on Distributions	–23.45%	–2.36%	1.15%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–13.94%	–1.31%	1.65%
Class C Return Before Taxes	–20.33%	–2.08%	1.13%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to April 28, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital Long 20 Year Municipal Bond Index is Lipper, Inc.) After-tax returns are calcuated using certain assumptions.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Adam A. Weigold, Vice President of Eaton Vance Management, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Georgia Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Georgia state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of
your investment)		Class A	Class B	Class C	Class I

Management Fees		0.36%	0.36%	0.36%	0.36%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.18%
Expenses other than Interest Expense	0.26% (0.27% for Class A)
Other Expenses		0.45%	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses		1.01%	1.75%	1.75%	0.80%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.83% for Class A, 1.57% for Class B and Class C and 0.62% for
Class I. See “Investment Objectives & Principal Policies and Risks" in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$573	$781	$1,006	$1,653	$573	$781	$1,006	$1,653
Class B shares*	$678	$951	$1,149	$1,867	$178	$551	$949	$1,867
Class C shares	$278	$551	$949	$2,062	$178	$551	$949	$2,062
Class I shares	$82	$255	$444	$990	$82	$255	$444	$990

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 5.28% for the quarter ended December 31, 2000, and the lowest quarterly return was–10.51% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 29.45%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 4.17% and 6.82%, respectively, for Class B shares were 3.64% and 5.96%, respectively, for Class C shares were 3.64% and 5.96%, respectively, and for Class I shares were 4.58% and 7.50%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–22.31%	–2.32%	1.31%
Class B Return Before Taxes	–22.96%	–2.38%	1.05%
Class B Return After Taxes on Distributions	–22.97%	–2.38%	1.04%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–13.66%	–1.33%	1.55%
Class C Return Before Taxes	–19.75%	–2.09%	1.03%
Class I Retturn Before Taxes	–18.06%	–1.28%	1.84%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to April 25, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance for Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calcuated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Adam A. Weigold, Vice President of Eaton Vance Management, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Kentucky Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Kentucky state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginnning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management Fees	0.29%	0.29%	0.29%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.95%
Other Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.78%	1.53%	1.53%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$551	$712	$888	$1,395	$551	$712	$888	$1,395
Class B shares*	$656	$883	$1,034	$1,621	$156	$483	$834	$1,621
Class C shares	$256	$483	$834	$1,824	$156	$483	$834	$1,824

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.38% for the quarter ended December 31, 2000, and the lowest quarterly return was –6.48% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 21.45%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 3.92% and 6.42%, respectively, for Class B shares were 3.37% and 5.52%, respectively, and for Class C shares were 3.36% and 5.50%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–17.58%	–1.30%	1.52%
Class B Return Before Taxes	–18.26%	–1.37%	1.29%
Class B Return After Taxes on Distributions	–18.26%	–1.39%	1.25%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–10.61%	–0.55%	1.69%
Class C Return Before Taxes	–14.95%	–1.10%	1.26%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to March 23, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.) After-tax returns are calculated using certain assumptions.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Adam A. Weigold, Vice President of Eaton Vance Management, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Louisiana Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Louisiana state individual and corporate income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your
investment)		Class A	Class B	Class C

Management Fees		0.24%	0.24%	0.24%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%
Interest Expense(1)	0.04%
Expenses other than Interest Expense	0.32% ( 0.31% for Class C)
Other Expenses		0.36%	0.36%	0.35%
Total Annual Fund Operating Expenses		0.80%	1.55%	1.54%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.76% for Class A, 1.51% for Class B and 1.50% for Class C. See
“Investment Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$553	$718	$898	$1,418	$553	$718	$898	$1,418
Class B shares*	$658	$890	$1,045	$1,643	$158	$490	$845	$1,643
Class C shares	$257	$486	$839	$1,834	$157	$486	$839	$1,834

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 5.88% for the quarter ended December 31, 2000, and the lowest quarterly return was–10.76% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 31.59%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 4.63% and 7.58%, respectively, for Class B shares were 4.13% and 6.76%, respectively, and for Class C shares were 4.13% and 6.76%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–22.35%	–1.91%	1.45%
Class B Return Before Taxes	–23.02%	–2.01%	1.20%
Class B Return After Taxes on Distributions	–23.03%	–2.01%	1.19%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–13.66%	–1.01%	1.66%
Class C Return Before Taxes	–19.81%	–1.66%	1.21%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to December 4, 2007 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.) After-tax returns are calcuated using certain assumptions.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Robert B. MacIntosh, Vice President of Eaton Vance Management, who has managed the Fund since 1996.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Maryland Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Maryland state and local income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year
as a percentage of the value of your investment)		Class A	Class B	Class C	Class I

Management Fees		0.37%	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.10%
Expenses other than Interest Expense	0.25% (0.26% for Class B and 0.24% for Class I)
Other Expenses		0.35%	0.36%	0.35%	0.34%
Total Annual Fund Operating Expenses		0.92%	1.68%	1.67%	0.71%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.82% for Class A, 1.58% for Class B, 1.57% for Class C and 0.61%
for Class I. See “Investment Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$564	$754	$960	$1,553	$564	$754	$960	$1,553
Class B shares*	$671	$930	$1,113	$1,785	$171	$530	$913	$1,785
Class C shares	$270	$526	$907	$1,976	$170	$526	$907	$1,976
Class I shares	$73	$227	$395	$883	$73	$227	$395	$883

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.65% for the quarter ended September 30, 2002, and the lowest quarterly return was –10.01% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 27.30%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.06%) for Class A shares were 4.10% and 6.73%, respectively, for Class B shares were 3.56% and 5.84%, respectively, for Class C shares were 3.56% and 5.84%, respectively, and for Class I shares were 4.50% and 7.38%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–20.35%	–1.82%	1.36%
Class B Return Before Taxes	–21.05%	–1.93%	1.08%
Class B Return After Taxes on Distributions	–21.05%	–1.93%	1.06%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–12.34%	–0.95%	1.54%
Class C Return Before Taxes	–17.86%	–1.60%	1.08%
Class I Return Before Taxes	–16.17%	–0.82%	1.88%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance for Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Craig R. Brandon, Vice President of Eaton Vance Management, who has managed the Fund since 2004.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Missouri Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Missouri state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C

Management Fees		0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%
Interest Expense(1)	0.04%
Expenses other than Interest Expense	0.23%
Other Expenses		0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses		0.84%	1.59%	1.59%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.80% for Class A and 1.55% for Class B and Class C. See “Investment
Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$557	$730	$919	$1,463	$557	$730	$919	$1,463
Class B shares*	$662	$902	$1,066	$1,688	$162	$502	$866	$1,688
Class C shares	$262	$502	$866	$1,889	$162	$502	$866	$1,889

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.70% for the quarter ended December 31, 2000, and the lowest quarterly return was –7.03% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 22.18%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 3.81% and 6.24%, respectively, for Class B shares were 3.26% and 5.34%, respectively, and for Class C shares were 3.26% and 5.34%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–18.27%	–1.07%	1.93%
Class B Return Before Taxes	–18.99%	–1.16%	1.64%
Class B Return After Taxes on Distributions	–18.99%	–1.17%	1.63%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–11.10%	–0.34%	2.04%
Class C Return Before Taxes	–15.73%	–0.90%	1.61%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to February 16, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.) After-tax returns are calcuated using certain assumptions.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Cynthia J. Clemson, Vice President of Eaton Vance Management, who has managed the Fund since 1992.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

North Carolina Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and North Carolina state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the
value of your investment)		Class A	Class B	Class C	Class I

Management Fees		0.38%	0.38%	0.38%	0.38%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.11%
Expenses other than Interest Expense	0.24% (0.25% for Class I)
Other Expenses		0.35%	0.35%	0.35%	0.36%
Total Annual Fund Operating Expenses		0.93%	1.68%	1.68%	0.74%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.82% for Class A, 1.57% for Class B and Class C and 0.63% for
Class I. See “Investment Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$565	$757	$965	$1,564	$565	$757	$965	$1,564
Class B shares*	$671	$930	$1,113	$1,788	$171	$530	$913	$1,788
Class C shares	$271	$530	$913	$1,987	$171	$530	$913	$1,987
Class I shares	$76	$237	$411	$918	$76	$237	$411	$918

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns over time compare with those of two broad-based securities market indicies.  The returns in the bar chart are for Class B shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.08% for the quarter ended December 31, 2000, and the lowest quarterly return was –7.76% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 28.71%. For the 30 days ended
August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 40.04%) for Class A shares were 4.50% and 7.51%, respectively, for Class B shares were 3.99% and 6.65%, respectively, for Class C shares were 3.99% and 6.65%, respectively, and for Class I shares were 4.93% and 8.22%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–18.76%	–1.50%	1.46%
Class B Return Before Taxes	–19.45%	–1.58%	1.20%
Class B Return After Taxes on Distributions	–19.45%	–1.58%	1.18%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–11.38%	–0.71%	1.63%
Class C Return Before Taxes	–16.10%	–1.25%	1.20%
Class I Return Before Taxes	–14.33%	–0.45%	1.99%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance for Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Thomas M. Metztold, Vice President of Eaton Vance Management, who has managed the Fund since 2004.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Oregon Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Oregon state personal income taxes

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your
investment)		Class A	Class B	Class C

Management Fees		0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%
Interest Expense(1)	0.12%
Expenses other than Interest Expense	0.21% (0.20% for Class B)
Other Expenses		0.33%	0.32%	0.33%
Total Annual Fund Operating Expenses		0.94%	1.68%	1.69%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.82% for Class A, 1.56% for Class B and 1.57% for Class C.
See “Investment Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$566	$760	$970	$1,575	$566	$760	$970	$1,575
Class B shares*	$671	$930	$1,113	$1,790	$171	$530	$913	$1,790
Class C shares	$272	$533	$918	$1,998	$172	$533	$918	$1,998

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 3.60% for the quarter ended June 30, 2002, and the lowest quarterly return was –9.91% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 30.98%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 42.15%) for Class A shares were 4.57% and 7.90%, respectively, for Class B shares were 4.06% and 7.02%, respectively, and for Class C shares were 4.06% and 7.02%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–22.75%	–2.42%	1.21%
Class B Return Before Taxes	–23.44%	–2.48%	0.94%
Class B Return After Taxes on Distributions	–23.46%	–2.49%	0.94%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–13.91%	–1.38%	1.49%
Class C Return Before Taxes	–20.26%	–2.15%	0.95%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to March 2, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calcuated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Thomas M. Metzold, Vice President of Eaton Vance Management, who has managed the Fund since 1996.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

South Carolina Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and South Carolina state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or
redemption)		None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the
value of your investment)		Class A	Class B	Class C	Class I

Management Fees		0.41%	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.10%
Expenses other than Interest Expense	0.19% (0.20% for Class B)
Other Expenses		0.29%	0.30%	0.29%	0.29%
Total Annual Fund Operating Expenses		0.90%	1.66%	1.65%	0.70%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.80% for Class A, 1.56% for Class B, 1.55% for Class C and 0.60%
for Class I. See “Investment Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$562	$748	$950	$1,530	$562	$748	$950	$1,530
Class B shares*	$669	$923	$1,102	$1,763	$169	$523	$902	$1,763
Class C shares	$268	$520	$897	$1,955	$168	$520	$897	$1,955
Class I shares	$72	$224	$390	$871	$72	$224	$390	$871

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.47% for the quarter ended September 30, 2006, and the lowest quarterly return was –10.08% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 31.52%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.55%) for Class A shares were 4.40% and 7.28%, respectively, for Class B shares were 3.88% and 6.42%, respectively, for Class C shares were 3.88% and 6.42%, respectively, and for Class I shares were 4.82% and 7.97%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–23.21%	–1.96%	1.38%
Class B Return Before Taxes	–23.93%	–2.05%	1.10%
Class B Return After Taxes on Distributions	–23.93%	–2.05%	1.09%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–14.25%	–1.03%	1.61%
Class C Return Before Taxes	–20.76%	–1.73%	1.10%
Class I Return Before Taxes	–19.27%	–0.97%	1.89%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to January 12, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). The Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance for Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Thomas M. Metzold, Vice President of Eaton Vance Management, who has managed the Fund since 2005.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Tennessee Municipal Income Fund

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax and Tennessee state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)		Class A	Class B	Class C

Management Fees		0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%
Interest Expense(1)	0.03%
Expenses other than Interest Expense	0.29%
Other Expenses		0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses		0.82%	1.57%	1.57%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.79% for Class A and 1.54% for Class B and Class C. See “Investment
Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$555	$724	$908	$1,440	$555	$724	$908	$1,440
Class B shares*	$660	$896	$1,055	$1,666	$160	$496	$855	$1,666
Class C shares	$260	$496	$855	$1,867	$160	$496	$855	$1,867

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.34% for the quarter ended September 30, 2002, and the lowest quarterly return was–10.87% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 24.75%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.90%) for Class A shares were 3.57% and 5.84%, respectively, for Class B shares were 3.00% and 4.91%, respectively, and for Class C shares were 3.00% and 4.91%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–22.43%	–2.50%	1.31%
Class B Return Before Taxes	–22.99%	–2.58%	1.06%
Class B Return After Taxes on Distributions	–22.99%	–2.59%	1.05%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–13.68%	–1.52%	1.54%
Class C Return Before Taxes	–19.90%	–2.28%	1.05%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to May 2, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calcuated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Adam A. Weigold, Vice President of Eaton Vance Management, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Virginia Municipal Income Fund

Investment Objective

The Fund’s ivnestment objective is to provide current income exempt from regular federal income tax and Virginia state personal income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 57 of this prospectus and page 21 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)		Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)		4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)		None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions		None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a
percentage of the value of your investment)		Class A	Class B	Class C	Class I

Management Fees		0.41%	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees		0.20%	0.95%	0.95%	n/a
Interest Expense(1)	0.12%
Expenses other than Interest Expense	0.22% (0.23% for Class C and Class I)
Other Expenses		0.34%	0.34%	0.35%	0.35%
Total Annual Fund Operating Expenses		0.95%	1.70%	1.71%	0.76%

(1) Interest Expense relates to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. If Interest Expense was not included, Total Annual Fund Operating Expenses would have been 0.83% for Class A, 1.58% for Class B, 1.59% for Class C and 0.64%
for Class I. See “Investment Objectives & Principal Policies and Risks” in this prospectus for a description of residual interest bond transactions.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$567	$763	$976	$1,586	$567	$763	$976	$1,586
Class B shares*	$673	$936	$1,123	$1,810	$173	$536	$923	$1,810
Class C shares	$274	$539	$928	$2,019	$174	$539	$928	$2,019
Class I shares	$78	$243	$422	$942	$78	$243	$422	$942

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and the state taxes specified in the Fund’s objective (the “80% Policy”). The Fund may invest in obligations the income from which is subject to the federal alternative minimum tax. At least 75% of net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Services, Inc. ("Moody’s"), or BBB or higher by either Standard & Poor’s Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by the state or its political subdivisions, agencies, authorities and instrumentalities. If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to U.S. Government securities). The Fund may purchase derivative instruments (such as residual interest bonds, futures contracts and options thereon, interest rate swaps, and forward rate contracts).

In pursuing its objective, the Fund normally acquires municipal obligations with maturities of ten years or more. The Fund’s portfolio often has a longer average maturity than is typical of most other funds that invest primarily in municipal obligations. As a result, the interest rate risk described below may be more significant for the Fund. The Fund may concentrate 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio manager also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax. The Fund may not be suitable for investors subject to the alternative minimum tax.

Principal Risks

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligations can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Obligations with longer maturities typically offer higher yields, but involve greater risk because the prices of such obligations are more sensitive to changes in interest rates than obligations with shorter maturities. In a declining interest rate environment, prepayments of obligations may increase if the issuer has the ability to pre-pay or "call" the obligation. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields. Because the Fund is managed toward an income objective, it may hold more longer-maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return.

Credit Risk. Changes in economic conditions or other circumstances may reduce the capacity of issuers of fixed income securities to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected. In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risk of Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Leveraged Investments. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

Sector and Geographic Concentration Risk. Because the Fund concentrates its investments in obligations issued by a particular state and may concentrate in certain sectors or types of obligations, the value of Fund shares will be affected by events that adversely affect that state, sector or type of obligation and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Tax Risk. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. A portion of the Fund’s income may be taxable to shareholders subject to the alternative minimum tax.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indicies. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2008, the highest quarterly total return for Class B was 4.64% for the quarter ended December 31, 2000, and the lowest quarterly return was –14.90% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2008 to September 30, 2009) was 34.57%. For the 30 days ended August 31, 2009, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 38.74%) for Class A shares were 4.37% and 7.13%, respectively, for Class B shares were 3.85% and 6.28%, respectively, for Class C shares were 3.85% and 6.28%, respectively, and for Class I shares were 4.78% and 7.80%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

	One	Five	Ten
Average Annual Total Return as of December 31, 2008	Year	Years	Years

Class A Return Before Taxes	–27.20%	–3.79%	0.44%
Class B Return Before Taxes	–27.82%	–3.88%	0.18%
Class B Return After Taxes on Distributions	–27.82%	–3.88%	0.16%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	–16.74%	–2.55%	0.82%
Class C Return Before Taxes	–24.91%	–3.58%	0.17%
Class I Return Before Taxes	–23.34%	–2.80%	0.96%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–2.47%	2.71%	4.26%
Barclays Capital 20 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	–7.65%	2.29%	4.20%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. The Class C performance shown above for the period prior to February 8, 2006 (commencement of operations) is the performance for Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes). T he Class I performance shown above for the period prior to March 3, 2008 (commencement of operations) is the performance for Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. Barclays Capital Municipal Bond Index (formerly Lehman Brothers Municipal Bond Index) is an unmanaged index of municipal bonds. Barclays Capital 20 Year Municipal Bond Index (formerly Lehman Brothers Municipal Bond 20 Year Index) consists of bonds in the Barclays Capital Municipal Bond Index with maturities of between 17 and 20 years. Investors cannot invest directly in an Index. (Source for Barclays Capital Municipal Bond Index and for Barclays Capital 20 Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR")

Portfolio Manager. The Fund is managed by Adam A. Weigold, Vice President of Eaton Vance Management, who has managed the Fund since 2007.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 51 of this prospectus.

Important Information Regarding Fund Shares Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class B and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to be exempt from regular federal income tax and the state taxes specified in the Fund’s objective. Distributions of any net realized gains are expected to be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Investment Objectives & Principal Policies and Risks

A statement of the investment objective and principal investment policies and risks of each Fund is set forth above in Fund Summaries. Set forth below is additional information about such policies and risks.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. A Fund accrues income on these investments and is required to distribute that income each year. A Fund may be required to sell securities to obtain cash needed for income distributions.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax and the state tax(es) the Fund seeks to avoid. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors also may be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

Credit Quality. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.

Derivatives. A Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, a Fund may invest in residual interest bonds issued by a trust (the ”trust”) that holds municipal securities. The trust also issues floating rate notes to third parties that may be senior to the Fund’s residual interest bonds. The Fund receives interest payments on residual interest bonds that bear an inverse relationship to the interest rate paid on the floating rate notes. As required by applicable accounting standards, interest paid by the trust to the floating rate note holders may be reflected as income in the Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders. While residual interest bonds expose a Fund to leverage risk, they do not constitute borrowings for purposes of a Fund’s restrictions on borrowings.

Each Fund may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund also may enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument.

Maturity. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be reduced as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features.

Under normal conditions, each Fund invests at least 65% of its total assets in obligations issued by its respective state or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Each Fund may also invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.

Borrowing. Each Fund may borrow amounts up to one-third of the value of its total assets (including assets acquired using borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowings result in increased expense to a Fund and, while they are outstanding, magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Temporary Investing. During unusual market conditions, each Fund may temporarily invest up to 50% of its assets in cash or cash equivalents, including short term municipal securities. Each Fund also may so invest for cash management purposes. While temporarily invested a Fund may not achieve its objective(s), and interest income from temporary investments may be taxable.

General. Unless otherwise stated, a Fund’s investment objective and certain other policies may be changed without shareholder approval. Any proposed material change in the investment objective will be submitted to shareholders for their approval. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Each Fund’s investment policies include a fundamental investment provision allowing the Fund to invest substantially all of its investable assets in one or more open-end management investment companies having substantially the same investment policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. A Fund may initiate investments in one or more such investment companies at any time without shareholder approval.

Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $155 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

For the fiscal year ended August 31, 2009, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of each Fund are stated below.

	Net Assets on
Fund	August 31, 2009	Advisory Fee

Alabama	$ 54,375,571	0.29%

Arkansas	$ 66,022,158	0.31%

Georgia	$ 84,519,424	0.36%

Kentucky	$ 53,356,936	0.29%

Louisiana	$ 41,166,047	0.24%

Maryland	$ 96,133,190	0.37%

Missouri	$101,650,747	0.37%

	Net Assets on
Fund	August 31, 2009	Advisory Fee

North Carolina	$100,491,914	0.38%

Oregon	$150,369,389	0.41%

South Carolina	$159,642.150	0.41%

Tennessee	$ 56,859,920	0.30%

Virginia	$137,882,664	0.41%

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

William H. Ahern is the portfolio manager of the Alabama Fund (since June 1, 1997). Craig Brandon is the portfolio manager of the Maryland Fund (since September 13, 2004). Cynthia J. Clemson is the portfolio manager of the Missouri Fund (since it commenced operations). Robert B. MacIntosh is the portfolio manager of the Louisiana Fund (since January 1, 1996). Thomas M. Metzold is the portfolio manager of the North Carolina Fund (since March 1, 2004), the Oregon Fund (since November 1, 1996) and the South Carolina Fund (since November 1, 2005), and Adam A. Weigold is the portfolio manager of the Arkansas Fund, the Georgia Fund, the Kentucky Fund, the Tennessee Fund and the Virginia Fund, (all since October 1, 2007) . Each portfolio manager is a Vice President of Eaton Vance and BMR and also manages other Eaton Vance portfolios, and Mr. Ahern, Ms. Clemson, Mr. MacIntosh and Mr. Metzold have been Eaton Vance portfolio managers for more than 5 years. Mr. Brandon was appointed portfolio manager in 2004 and has been a municipal credit analyst at Eaton Vance for more than five years. Mr. Weigold was appointed a portfolio manager in 2007 and has been a Vice President of Eaton Vance and BMR since 2003 and a municipal credit analyst at Eaton Vance for more than five years.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Municipals Trust (the "Trust"), a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the "Exchange") is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order not later than 4:00 p.m. in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Funds do not issue share certificates.

Class A, Class B and Class C Shares

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested. For more information about purchasing shares through the Internet, please call 1-800-262-1122. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts (other than for Class I), certain group purchase plans (including proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone the Shareholder Services Department at 1-800-262-1122 to be assigned an account number. You may request a current account application by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). The Shareholder Services Department must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip exchange (exchanging from one fund to another fund and back again) within 90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because each Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

  transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
  transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
  transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or
  transactions in shares of Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax Free Reserves and Eaton Vance Institutional Short Term Income Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.20% annually of average daily net assets.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 0.95% annually of average daily net assets. Class B shares automatically convert to Class A shares after eight years. Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 0.95% annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under "Sales Charges" below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	0.75%

* Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within
18 months of purchase.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/
or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-
sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, endowments and foundations. Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge. Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC	CDSCs are based on the lower of the net asset value at the
time of purchase or at the time of redemption. Shares
acquired through the reinvestment of distributions are
exempt from the CDSC. Redemptions are made first from
		shares that are not subject to a CDSC.

First or Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh or following	0%

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/ or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C shares also pay service fees to the principal underwriter equal to 0.20% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.20% of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries. Although there is no present intention to do so, Class A, Class B and Class C could pay service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Redeeming Shares You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers.
The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a signature guarantee may be required. Call 1-800-262-1122 for additional information. You can obtain a signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc.
(STAMP, Inc.). Only signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.
By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through Friday,
8:00 a.m. to 6:00 p.m. (eastern time). Proceeds of a telephone redemption can be sent only to the account address or to a bank pursuant to prior instructions. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.
By Internet	Certain shareholders can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions can be sent only to the account address or to a predesignated bank account. For more information about redeeming shares on the Internet, please call 1-800-262-1122 Monday through Friday,
8:00 a.m. to 6:00 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in proper form (meaning that it is complete and contains all necessary information) by a Fund’s transfer agent or your financial intermediary. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). Corporations, trusts and other entities may need to provide additional documentation. You may be required to pay the costs of such transaction by a Fund or your bank. No costs are currently charged by a Fund. However, charges may apply for expedited mail delivery services. Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
•Partial Reinvest	Dividends are paid in cash and capital gains are reinvested in additional shares.
Option
•Cash Option	Distributions are paid in cash.
•Exchange Option	Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may receive the following:

  Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
  Periodic account statements, showing recent activity and total share balance.
  Tax information needed to prepare your income tax returns.
  Proxy materials, in the event a shareholder vote is required.
  Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/edelivery.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares".

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you. Distributions of net realized gains, if any, will be made at least annually (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. Each Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to the AMT, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment. Additional information about state taxes is provided below.

Alabama Taxes. In the opinion of special tax counsel to the Alabama Fund, under existing Alabama law, as long as the Alabama Fund qualifies as a separate “regulated investment company” under the Code, and provided that the Alabama Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received by shareholders from the Alabama Fund that represent interest received by the Alabama Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Alabama Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax. Capital gains or losses realized from a redemption, sale or exchange of shares of the Alabama Fund by an Alabama resident will be taken into account for Alabama personal income tax purposes.

Arkansas Taxes. In the opinion of special tax counsel to the Arkansas Fund, under Arkansas law, as long as the Arkansas Fund qualifies as a separate “regulated investment company” under the Code, and provided the Arkansas Fund is invested in obligations the interest on which would be exempt from Arkansas personal income taxes if held directly by an individual shareholder (such as obligations of Arkansas or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends received from the Arkansas Fund that represent interest received by the Arkansas Fund on such obligations will be exempt from Arkansas personal income taxes. To the extent that distributions by the Arkansas Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Arkansas personal income tax. The opinion addresses the tax consequences when the Arkansas Fund invests directly in these obligations.

Capital gains or losses realized from a redemption, sale or exchange of shares of the Arkansas Fund by an Arkansas resident will be taken into account for Arkansas personal income tax purposes.

Georgia Taxes. In the opinion of special tax counsel to the Georgia Fund, under existing law, shareholders who are otherwise subject to the Georgia personal or corporate income tax will not be subject to Georgia income tax on distributions with respect to shares of the Georgia Fund to the extent such distributions represent “exempt-interest dividends” for federal income tax purposes that are attributable to interest on obligations issued by or on behalf of the State of Georgia or its political subdivisions, and by the governments of the U.S., Puerto Rico, the U.S. Virgin Islands and Guam to the extent that such obligations are exempt from State income tax pursuant to federal law. Distributions, if any, derived from capital gain or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes. Shareholders who are subject to the Georgia corporate net worth tax, a franchise tax that is based on net worth, will be subject to such tax with respect to ownership of shares of the Georgia Fund and distributions with respect thereto.

Kentucky Taxes. Shareholders of the Kentucky Fund who otherwise are subject to individual income tax, limited liability entity tax or corporation income tax in the Commonwealth of Kentucky will not be subject to such taxes on distributions with respect to their shares in the Kentucky Fund to the extent that such distributions are attributable to interest on obligations of the Commonwealth of Kentucky or any of its political subdivisions or taxing authorities, obligations of the United States, or obligations of the government of Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands, or (for obligations issued after October 16, 2004) American Samoa. Capital distributions with respect to shares in the Kentucky Fund will be includable in income for Kentucky income tax purposes to the same extent as for federal income tax purposes.

Many local governments in Kentucky, including Louisville Metro, the Lexington-Fayette Urban County Government, Owensboro, Bowling Green and Covington, impose taxes on the net profits of businesses (operating in any form, including sole proprietorships) within the local jurisdiction. Such taxes should not be imposed on income derived from an investment in the Kentucky Fund. However, because of differences in the provisions of the local ordinances, it is not possible to address their specific impact.

Louisiana Taxes. In the opinion of special tax counsel to the Louisiana Fund, under existing Louisiana law as long as: (i) the Louisiana Fund qualifies as a separate “regulated investment company” under the Code; and (ii) the Louisiana Fund receives income from obligations, the interest on which would be exempt from Louisiana individual and corporate income taxes if held directly by an individual shareholder (such as obligations of Louisiana or its political subdivisions, of the United States or of certain territories or possessions of the United States), the dividends received from the Louisiana Fund that represent interest received by the Louisiana Fund on such obligations will be exempt from Louisiana individual and corporate income taxes. To the extent that distributions by the Louisiana Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Louisiana individual and corporate income taxes.

Capital gains or losses realized from a redemption, sale or exchange of shares of the Louisiana Fund by a Louisiana resident will be taken into account for Louisiana individual and corporate income tax purposes. Distributions from and investments in the Louisiana Fund by corporate shareholders who are otherwise subject to the Louisiana corporate franchise tax will be included in the capital of such corporations for Louisiana franchise tax purposes.

Maryland Taxes. In the opinion of special tax counsel to the Maryland Fund, so long as the Maryland Fund qualifies to be taxed as a regulated investment company in the manner set forth in Section 852(b) of the Code, holders of the Maryland Fund who are individuals, estates or trusts and who are otherwise subject to Maryland State and local individual income taxes will not be subject to such taxes on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, or obligations (i) issued by the government of Puerto Rico, U.S. Virgin Islands or Guam or their authorities or (ii) issued after October 16, 2004 by the government of American Samoa or its authorities (the obligations described in this clause (a) being referred to as “Maryland tax-exempt obligations”), (b) such dividends are attributable to interest on obligations of the U.S. Government or obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and authorities (“U.S. obligations”) or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof. To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland State and local individual income taxes.

Maryland presently includes in Maryland taxable income a portion of certain items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference. Accordingly, up to 50% of any distributions of the Maryland Fund attributable to such private activity bonds (other than private activity bonds issued by the State of Maryland, its political subdivision, or authorities) may not be exempt from Maryland State and local individual income taxes.

Shareholders of the Maryland Fund that are corporations otherwise subject to Maryland corporate income tax will not be subject to such tax on Maryland Fund dividends to the extent that (a) such dividends qualify as exempt-interest dividends under Section 852(b)(5) of the Code which are attributable to Maryland tax-exempt obligations, (b) such dividends are attributable to interest on U.S. obligations or (c) such dividends are attributable to gain realized by the Maryland Fund as a result of the sale or exchange of a bond issued by the State of Maryland or a political subdivision thereof. To the extent that distributions of the Maryland Fund are attributable to sources other than the foregoing (such as short or long-term capital gain or interest on tax-exempt obligations of states other than Maryland and their political subdivisions and authorities), such distributions will not be exempt from Maryland corporate income tax.

Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland State and local individual income tax purposes or corporate income tax purposes to the extent such interest is allocable to exempt-interest dividends. Shares of the Maryland Fund will not be subject to the Maryland personal property tax.

Missouri Taxes. In the opinion of special tax counsel to the Missouri Fund, so long as the Missouri Fund qualifies for federal income taxation as a regulated investment company dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the United States, its authorities, commissions, instrumentalities, possessions or territories to the extent exempt from Missouri income taxes under the laws of the United States (including Puerto Rico, Guam and the U.S. Virgin Islands), or of the State of Missouri or its political subdivisions. Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

North Carolina Taxes. In the opinion of special tax counsel to the North Carolina Fund, distributions from the North Carolina Fund will not be subject to North Carolina individual, trust, or estate income taxation to the extent that such distributions are either (i) excluded from federal gross income and represent interest the North Carolina Fund receives on obligations of North Carolina or its political subdivisions, nonprofit educational institutions organized or chartered under the laws of North Carolina, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) represent interest the North Carolina Fund receives on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Fund complies with the requirement of the

Code that at least 50% of the value of its assets at the close of each quarter of its taxable years is invested in state, municipal, or other obligations described in §103(a) of the Code. The North Carolina Fund intends to comply with that requirement.

Any capital gains distributed by the North Carolina Fund (except for capital gain attributable to the sale by the North Carolina Fund of an obligation the profit from which is exempt by North Carolina statute) or gains realized by the shareholder from a redemption or sale of shares of the North Carolina Fund will be subject to North Carolina individual, trust, or estate income taxation. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the North Carolina Fund to purchase or carry shares of the North Carolina Fund generally will not be deductible for North Carolina income tax purposes.

The opinion of special tax counsel is based on a ruling of the North Carolina Department of Revenue obtained by counsel on behalf of the North Carolina Fund. That ruling is subject to change.

Oregon Taxes. In the opinion of special tax counsel to the Oregon Fund, so long as the Oregon Fund qualifies to be taxed as a separate “regulated investment company” under the Code, under existing Oregon law holders of the Oregon Fund who are individuals, estates or trusts will not be subject to Oregon personal income tax on Oregon Fund dividends to the extent that such dividends (i) qualify as “exempt-interest dividends” of a regulated investment company under the Code and (ii) are attributable to interest on tax-exempt obligations of the State of Oregon or its political subdivisions or authorities, or obligations issued by the Governments of Puerto Rico, U.S. Virgin Islands or Guam or their authorities (“Oregon tax-exempt obligations”).

To the extent that distributions of the Oregon Fund are attributable to certain sources other than interest on Oregon tax-exempt obligations, including all short-term and long-term capital gain and interest on tax-exempt obligations of states other than Oregon and their political subdivisions and authorities, such distributions will not be exempt from Oregon personal income tax for individuals, estates or trusts otherwise subject to Oregon personal income tax. Capital gains or losses realized from a redemption, sale or exchange of shares of the Oregon Fund will be taken into account for Oregon personal income tax purposes.

No portion of distributions from the Oregon Fund will be exempt from the Oregon corporation excise tax, which generally applies to financial corporations “located within” Oregon and other business corporations “doing or authorized to do business within” Oregon. Oregon imposes a corporate income tax on corporations not subject to the Oregon corporation excise tax. Corporations subject to the Oregon corporation income tax should consult their tax advisors regarding distributions from the Oregon Fund. Shares of the Oregon Fund will not be subject to Oregon property tax.

South Carolina Taxes. In the opinion of special tax counsel to the South Carolina Fund, under existing South Carolina law as long as the South Carolina Fund qualifies as a separate “regulated investment company” under the Code, shareholders of the South Carolina Fund will not be required to include in their South Carolina gross income distributions from the South Carolina Fund to the extent such distributions qualify as “exempt-interest dividends” as defined in the Code, which are directly attributable to interest received by the South Carolina Fund on tax-exempt obligations issued by the State of South Carolina or its political subdivisions or the United States. In the event the South Carolina Fund fails to qualify as a separate “regulated investment company,” the foregoing exemption may be unavailable or substantially limited. The opinion addresses the tax consequences when the South Carolina Fund invests directly in these obligations. The application of these consequences to the South Carolina Fund when investing indirectly in these obligations, through a common law trust taxable as a partnership, was ruled upon favorably by the South Carolina Tax Commission.

Capital gains distributed by the South Carolina Fund, or gains realized by a shareholder from a redemption or sale of shares of the South Carolina Fund, will be subject to South Carolina income taxes. As intangible personal property, the shares of the South Carolina Fund are exempt from any and all ad valorem taxation in South Carolina.

Tennessee Taxes. In the opinion of special tax counsel to the Tennessee Fund, individual shareholders of the Tennessee Fund will not be subject to Tennessee individual income tax on distributions received from the Tennessee Fund to the extent such distributions are attributable to interest the Tennessee Fund receives on (i) bonds or securities of the U.S. Government or any agency or instrumentality thereof, (ii) bonds of the State of Tennessee or any county, municipality or political subdivision thereof, including any agency, board, authority or commission, or (iii) bonds of Puerto Rico, U.S. Virgin Islands or Guam.

The opinion of special tax counsel is based on a ruling of the Tennessee Department of Revenue obtained by counsel on behalf of the Tennessee Fund. That ruling is subject to change. The Tennessee Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income received by the Tennessee Fund on municipal bonds during the preceding year.

On March 16, 1994, the Tennessee Fund received a letter ruling from the Department of Revenue of the State of Tennessee to the effect that distributions of capital gains from the Tennessee Fund attributable to tax-exempt securities are exempt from Tennessee income tax. Tennessee Fund management believes that Eaton Vance is the only mutual fund sponsor that has obtained such a ruling. The ruling is subject to change under certain conditions.

Virginia Taxes. In the opinion of special tax counsel to the Virginia Fund, under existing Virginia law, distributions from the Virginia Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions either (i) are excluded from federal gross income and attributable to interest the Virginia Fund receives on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, U.S. Virgin Islands, or Guam or (ii) attributable to interest the Virginia Fund receives on direct obligations of the United States. These Virginia income tax exemptions will be available only if the Virginia Fund complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in §103(a) of the Code. The Virginia Fund intends to comply with that requirement. Other distributions from the Virginia Fund, including certain capital gains, generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund generally will not be deductible for Virginia income tax purposes. Neither the Trust nor the Virginia Fund will be subject to any Virginia intangible property tax on any obligations in the Virginia Fund. In addition, shares of the Virginia Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Alabama Fund

	Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(2)

Net asset value - Beginning of year	$ 9.330	$10.270	$10.270	$ 9.340	$ 9.600	$10.560	$10.560	$ 9.040
Income (Loss) From Operations
Net investment income(1)	$ 0.402	$ 0.370	$ 0.369	$ 0.419	$ 0.402	$ 0.363	$ 0.368	$ 0.209
Net realized and unrealized gain (loss)	(0.036)	(0.036)	(0.035)	(0.035)	(0.232)	(0.255)	(0.259)	0.300
Total income from operations	$ 0.366	$ 0.334	$ 0.334	$ 0.384	$ 0.170	$ 0.108	$ 0.109	$ 0.509
Less Distributions
From net investment income	$ (0.406)	$ (0.374)	$ (0.374)	$(0.424)	$ (0.395)	$ (0.353)	$ (0.354)	$(0.209)
From net realized gain	—	—	—	—	(0.045)	(0.045)	(0.045)	—
Total distributions	$ (0.406)	$ (0.374)	$ (0.374)	$(0.424)	$ (0.440)	$ (0.398)	$ (0.399)	$(0.209)
Net asset value - End of year	$ 9.290	$10.230	$10.230	$ 9.300	$ 9.330	$10.270	$10.270	$ 9.340
Total Return (4)	4.19%	3.56%	3.55%	4.51%	1.89%	1.03%	1.03%	5.64%(5)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$43,090	$ 6,380	$ 1,562	$ 3,343	$49,124	$ 8,643	$ 958	$ 3,958
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	1.55%	1.55%	0.60%	0.76%	1.52%	1.51%	0.56%(9)
Interest and fee expense(7)	0.05%	0.05%	0.05%	0.05%	0.11%	0.11%	0.11%	0.11%(9)
Total expenses before custodian fee reduction	0.85%	1.60%	1.60%	0.65%	0.87%	1.63%	1.62%	0.67%(9)
Expenses after custodian fee reduction excluding interest and fees	0.79%	1.54%	1.54%	0.59%	0.74%	1.49%	1.49%	0.54%(9)
Net investment income	4.59%	3.85%	3.82%	4.79%	4.20%	3.44%	3.48%	4.47%(9)

Portfolio Turnover	22%	22%	22%	22%	12%	12%	12%	12%(13)

(See footnotes on last page.)

Financial Highlights (continued)

				Alabama Fund

	Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.910	$10.900	$10.900	$ 9.890	$10.870	$10.830	$ 9.800	$10.770
Income (Loss) From Operations
Net investment income(1)	$ 0.394	$ 0.353	$0.351	$ 0.401	$ 0.362	$ 0.138	$ 0.422	$0.384
Net realized and unrealized gain (loss)	(0.261)	(0.293)	(0.291)	0.026	0.034	0.089	0.099	0.108
Total income from operations	$ 0.133	$ 0.060	$0.060	$ 0.427	$ 0.396	$ 0.227	$ 0.521	$0.492
Less Distributions
From net investment income	$ (0.395)	$ (0.352)	$ (0.352)	$ (0.407)	$ (0.366)	$ (0.157)	$ (0.431)	$ (0.392)
From net realized gain	$ (0.048)	$ (0.048)	$ (0.048)	—	—	—	—	—
Total distributions	$ (0.443)	$ (0.400)	$ (0.400)	$ (0.407)	$ (0.366)	$ (0.157)	$ (0.431)	$ (0.392)
Net asset value - End of year	$ 9.600	$10.560	$10.560	$ 9.910	$10.900	$10.900	$ 9.890	$10.870
Total Return (4)	1.30%	0.51%	0.51%	4.46%	3.75%	2.13%(5)	5.43%	4.81%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$44,947	$10,690	$1,285	$43,163	$13,854	$ 598	$42,390	$17,556
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(8)	1.50%(8)	1.50%(8)	0.75%	1.50%	1.50%(9)	0.76%(10)	1.51%(10)
Interest and fee expense(7)	0.16%	0.16%	0.16%	0.09%	0.09%	0.09%(9)	0.05%(10)	0.05%(10)
Total expenses before custodian fee reduction	0.91%(8)	1.66%(8)	1.66%(8)	0.84%	1.59%	1.59%(9)	0.81%(10)	1.56%(10)
Expenses after custodian fee reduction excluding interest and fees	0.74%(8)	1.49%(8)	1.49%(8)	0.73%	1.48%	1.48%(9)	0.75%(10)	1.50%(10)
Net investment income	3.99%	3.25%	3.23%	4.11%	3.37%	2.85%(9)	4.29%	3.55%

Portfolio Turnover	29%	29%	29%	31%	31%	31%(12)	16%	16%

(See footnotes on last page.)

Financial Highlights (continued)

	Arkansas Fund

	Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 9.160	$ 9.850	$ 9.850	$ 9.710	$10.430	$10.420
Income (Loss) From Operations
Net investment income(1)	$ 0.392	$ 0.356	$ 0.354	$ 0.415	$ 0.371	$ 0.369
Net realized and unrealized gain (loss)	(0.278)	(0.311)	(0.309)	(0.540)	(0.573)	(0.562)
Total income (loss) from operations	$ 0.114	$ 0.045	$ 0.045	$ (0.125)	$ (0.202)	$ (0.193)
Less Distributions
From net investment income	$ (0.404)	$(0.365)	$(0.365)	$ (0.425)	$ (0.378)	$ (0.377)
Total distributions	$ (0.404)	$(0.365)	$(0.365)	$ (0.425)	$ (0.378)	$ (0.377)
Net asset value - End of year	$ 8.870	$ 9.530	$ 9.530	$ 9.160	$ 9.850	$ 9.850
Total Return (4)	1.55%	0.80%	0.80%	(1.21)%	(1.97)%	(1.88)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$59,111	$ 3,525	$ 3,386	$56,405	$ 4,157	$ 2,989
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	1.53%	1.53%	0.76%	1.50%	1.52%
Interest and fee expense(7)	0.05%	0.05%	0.05%	0.14%	0.14%	0.14%
Total expenses before custodian fee reduction	0.83%	1.58%	1.58%	0.90%	1.64%	1.66%
Expenses after custodian fee reduction excluding interest and fees	0.78%	1.53%	1.53%	0.73%	1.48%	1.48%
Net investment income	4.71%	3.98%	3.95%	4.37%	3.63%	3.62%
Portfolio Turnover	18%	18%	18%	15%	15%	15%

(See footnotes on last page.)

Financial Highlights (continued)

				Arkansas Fund

				Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.970	$10.710	$10.710	$ 9.870	$10.610	$10.550	$ 9.880	$10.610
Income (Loss) From Operations
Net investment income(1)	$ 0.419	$ 0.372	$0.364	$ 0.438	$ 0.393	$ 0.112	$ 0.460	$0.416
Net realized and unrealized gain (loss)	(0.254)	(0.275)	(0.277)	0.100	0.098	0.177	(0.002)	0.007
Total income from operations	$ 0.165	$ 0.097	$0.087	$ 0.538	$ 0.491	$ 0.289	$ 0.458	$0.423
Less Distributions
From net investment income	$ (0.425)	$ (0.377)	$ (0.377)	$ (0.438)	$ (0.391)	$ (0.129)	$ (0.468)	$ (0.423)
Total distributions	$ (0.425)	$ (0.377)	$ (0.377)	$ (0.438)	$ (0.391)	$ (0.129)	$ (0.468)	$ (0.423)
Net asset value - End of year	$ 9.710	$10.430	$10.420	$ 9.970	$10.710	$10.710	$ 9.870	$10.610
Total Return (4)	1.61%	0.85%	0.76%	5.61%	4.75%	2.76%(5)	4.74%	4.23%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,319	$ 5,413	$2,756	$46,779	$ 8,166	$ 638	$36,014	$8,924
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(8)	1.50%(8)	1.50%(8)	0.74%	1.50%	1.49%(9)	0.74%(10)	1.49%(10)
Interest and fee expense(7)	0.20%	0.20%	0.20%	0.21%	0.21%	0.21%(9)	0.13%(10)	0.13%(10)
Total expenses before custodian fee reduction	0.95%(8)	1.70%(8)	1.70%(8)	0.95%	1.71%	1.70%(9)	0.87%(10)	1.62%(10)
Expenses after custodian fee reduction excluding interest and fees	0.72%(8)	1.47%(8)	1.47%(8)	0.71%	1.46%	1.46%(9)	0.73%(10)	1.48%(10)
Net investment income	4.19%	3.47%	3.41%	4.46%	3.72%	3.07%(9)	4.65%	3.92%

Portfolio Turnover	26%	26%	26%	18%	18%	18%(12)	14%	14%

(See footnotes on last page.)

Financial Highlights (continued)

	Georgia Fund

	Year Ended August 31,

	2009				2008

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(2)

Net asset value - Beginning of year	$ 8.730	$ 9.320	$ 9.330	$ 8.750	$9.130	$ 9.750	$ 9.760	$ 8.400
Income (Loss) From Operations
Net investment income(1)	$ 0.391	$ 0.354	$ 0.354	$ 0.407	$0.393	$ 0.348	$ 0.345	$ 0.208
Net realized and unrealized gain (loss)	(0.229)	(0.241)	(0.241)	(0.228)	(0.399)	(0.433)	(0.429)	0.347
Total income from operations	$ 0.162	$ 0.113	$ 0.113	$ 0.179	$ (0.006)	$(0.085)	$(0.084)	$ 0.555
Less Distributions
From net investment income	$ (0.392)	$(0.353)	$(0.353)	$(0.409)	$ (0.394)	$(0.345)	$(0.346)	$(0.205)
Total distributions	$ (0.392)	$(0.353)	$(0.353)	$(0.409)	$ (0.394)	$(0.345)	$(0.346)	$(0.205)
Net asset value - End of year	$ 8.500	$ 9.080	$ 9.090	$ 8.520	$8.730	$ 9.320	$ 9.330	$ 8.750
Total Return (4)	2.30%	1.45%	1.56%	2.51%	(0.07)%	(0.78)%	(0.88)%	6.62%(5)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$63,387	$ 6,387	$ 8,190	$ 6,555	$68,832	$ 8,301	$ 7,688	$ 4,579
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	1.57%	1.57%	0.62%	0.77%	1.52%	1.53%	0.58%(9)
Interest and fee expense(7)	0.18%	0.18%	0.18%	0.18%	0.21%	0.21%	0.21%	0.21%(9)
Total expenses before custodian fee reduction	1.01%	1.75%	1.75%	0.80%	0.98%	1.73%	1.74%	0.79%(9)
Expenses after custodian fee reduction excluding interest and fees	0.81%	1.56%	1.56%	0.61%	0.74%	1.49%	1.49%	0.55%(9)
Net investment income	4.92%	4.18%	4.16%	5.12%	4.37%	3.62%	3.60%	4.75%(9)

Portfolio Turnover	18%	18%	18%	18%	34%	34%	34%	34%(13)

(See footnotes on last page.)

Financial Highlights (continued)

	Georgia Fund

				Year Ended August 31,

		2007		2006			2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.460	$10.100	$10.100	$ 9.510	$10.150	$ 9.980	$ 9.480	$10.130
Income (Loss) From Operations
Net investment income(1)	$ 0.393	$ 0.347	$0.342	$ 0.420	$ 0.375	$ 0.116	$ 0.448	$0.404
Net realized and unrealized gain (loss)	(0.321)	(0.343)	(0.328)	(0.044)	(0.046)	0.133(3)	0.039	0.028
Total income from operations	$ 0.072	$ 0.004	$0.014	$ 0.376	$ 0.329	$ 0.249	$ 0.487	$0.432
Less Distributions
From net investment income	$ (0.402)	$ (0.354)	$ (0.354)	$ (0.426)	$ (0.379)	$ (0.129)	$ (0.457)	$ (0.412)
Total distributions	$ (0.402)	$ (0.354)	$ (0.354)	$ (0.426)	$ (0.379)	$ (0.129)	$ (0.457)	$ (0.412)
Net asset value - End of year	$ 9.130	$ 9.750	$9.760	$ 9.460	$10.100	$10.100	$ 9.510	$10.150
Total Return (4)	0.71%	(0.02)%	0.08%	4.10%	3.35%	2.52%(5)	5.25%	4.52%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,269	$11,363	$6,318	$49,431	$13,382	$ 1,185	$42,511	$15,075
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%(8)	1.51%(8)	1.51%(8)	0.75%	1.50%	1.50%(9)	0.77%(10)	1.52%(10)
Interest and fee expense(7)	0.29%	0.29%	0.29%	0.45%	0.45%	0.45%(9)	0.34%(10)	0.34%(10)

Total expenses before custodian fee reduction	1.05%(8)	1.80%(8)	1.80%(8)	1.20%	1.95%	1.95%(9)	1.11%(10)	1.86%(10)
Expenses after custodian fee reduction excluding interest and fees	0.71%(8)	1.46%(8)	1.46%(8)	0.73%	1.48%	1.48%(9)	0.75%(10)	1.50%(10)
Net investment income	4.18%	3.44%	3.41%	4.49%	3.75%	3.28%(9)	4.71%	3.98%
Portfolio Turnover of the Portfolio(11)	—	—	—	—	—	—	2%	2%

Portfolio Turnover of the Fund	12%	12%	12%	20%	20%	20%(12)	11%	11%

(See footnotes on last page.)

Financial Highlights (continued)

			Kentucky Fund

			Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 8.610	$ 9.300	$ 9.300	$ 8.970	$ 9.680	$ 9.680
Income (Loss) From Operations
Net investment income(1)	$ 0.382	$ 0.347	$ 0.348	$ 0.386	$ 0.345	$ 0.346
Net realized and unrealized loss	(0.200)	(0.222)	(0.213)	(0.359)	(0.383)	(0.384)
Total income (loss) from operations	$ 0.182	$ 0.125	$ 0.135	$ 0.027	$(0.038)	$(0.038)
Less Distributions
From net investment income	$ (0.382)	$(0.345)	$(0.345)	$ (0.387)	$(0.342)	$(0.342)
Total distributions	$ (0.382)	$(0.345)	$(0.345)	$ (0.387)	$(0.342)	$(0.342)
Net asset value - End of year	$ 8.410	$ 9.080	$ 9.090	$ 8.610	$ 9.300	$ 9.300
Total Return (4)	2.44%	1.60%	1.71%	0.29%	(0.41)%	(0.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,662	$ 4,186	$ 2,509	$49,880	$ 6,236	$ 2,189
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%	1.53%	1.53%	0.77%	1.52%	1.52%
Interest and fee expense(7)	—	—	—	0.03%	0.03%	0.03%
Total expenses before custodian fee reduation	0.78%	1.53%	1.53%	0.80%	1.55%	1.55%
Expenses after custodian fee reduction excluding interest and fees	0.77%	1.52%	1.52%	0.75%	1.50%	1.50%
Net investment income	4.75%	4.01%	4.00%	4.35%	3.60%	3.62%
Portfolio Turnover	15%	15%	15%	19%	19%	19%

(See footnotes on last page.)

Financial Highlights (continued)

	Kentucky Fund

	Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C (2)	Class A	Class B

Net asset value - Beginning of year	$ 9.240	$ 9.970	$ 9.970	$9.320	$10.050	$ 9.940	$ 9.320	$10.060
Income (Loss) From Operations
Net investment income(1)	$ 0.399	$ 0.356	$ 0.354	$0.400	$ 0.359	$ 0.147	$ 0.424	$0.384
Net realized and unrealized gain (loss)	(0.277)	(0.298)	(0.296)	(0.074)	(0.076)	0.037(3)	0.005(3)	(0.007)
Total income from operations	$ 0.122	$ 0.058	$ 0.058	$0.326	$ 0.283	$ 0.184	$ 0.429	$0.377
Less Distributions
From net investment income	$ (0.392)	$(0.348)	$(0.348)	$ (0.406)	$ (0.363)	$(0.154)	$ (0.429)	$ (0.387)
Total distributions	$ (0.392)	$(0.348)	$(0.348)	$ (0.406)	$ (0.363)	$(0.154)	$ (0.429)	$ (0.387)
Net asset value - End of year	$ 8.970	$ 9.680	$ 9.680	$9.240	$ 9.970	$ 9.970	$ 9.320	$10.050
Total Return (4)	1.31%	0.56%	0.56%	3.63%	2.92%	1.89%(5)	4.71%	3.99%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,736	$ 8,050	$ 1,994	$52,188	$10,122	$ 297	$50,371	$13,305
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%(8)	1.53%(8)	1.53%(8)	0.79%	1.54%	1.54%(9)	0.77%(10)	1.52%(10)
Interest and fee expense(7)	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%(9)	0.05%(10)	0.05%(10)
Total expenses before custodian fee reduation	0.84%(8)	1.59%(8)	1.59%(8)	0.85%	1.60%	1.60%(9)	0.82%(10)	1.57%(10)
Expenses after custodian fee reduction excluding interest and fees	0.76%(8)	1.51%(8)	1.51%(8)	0.76%	1.51%	1.51%(9)	0.75%(10)	1.50%(10)
Net investment income	4.35%	3.60%	3.59%	4.37%	3.63%	3.37%(9)	4.56%	3.82%

Portfolio Turnover	14%	14%	14%	11%	11%	11%(12)	22%	22%

(see footnotes on last page.)

Financial Highlights (continued)

	Louisiana Fund

	Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class A	Class B	Class C(2)

Net asset value - Beginning of year	$ 9.170	$ 9.690	$ 9.710	$ 9.660	$10.210	$10.230
Income (Loss) From Operations
Net investment income(1)	$ 0.428	$ 0.386	$ 0.388	$ 0.423	$ 0.373	$ 0.286
Net realized and unrealized loss	(0.213)	(0.215)	(0.227)	(0.484)	(0.519)	(0.528)
Total income from operations	$ 0.215	$ 0.171	$ 0.161	$ (0.061)	$ (0.146)	$ (0.242)
Less Distributions
From net investment income	$ (0.425)	$(0.381)	$(0.381)	$ (0.429)	$ (0.374)	$ (0.278)
Total distributions	$ (0.425)	$(0.381)	$(0.381)	$ (0.429)	$ (0.374)	$ (0.278)
Net asset value - End of year	$ 8.960	$ 9.480	$ 9.490	$ 9.170	$ 9.690	$ 9.710
Total Return(4)	2.85%	2.18%	2.18%	(0.65)%	(1.46)%	(2.47)%(5)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,019	$ 2,471	$ 1,677	$41,310	$ 3,891	$ 240
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	1.51%	1.50%	0.72%	1.47%	1.47%(9)
Interest and fee expense(7)	0.04%	0.04%	0.04%	0.15%	0.15%	0.15%(9)
Total expenses before custodian fee reduction	0.80%	1.55%	1.54%	0.87%	1.62%	1.62%(9)
Expenses after custodian fee reduction excluding interest and fees	0.75%	1.50%	1.50%	0.70%	1.45%	1.44%(9)
Net investment income	5.15%	4.42%	4.35%	4.46%	3.71%	3.90%(9)

Portfolio Turnover	30%	30%	30%	22%	22%	22%(12)

(See footnotes on last page.)

Financial Highlights (continued)

	Louisiana Fund

	Year Ended August 31,

	2007		2006		2005

	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	$ 9.960	$10.530	$ 9.960	$10.520	$ 9.840	$10.400
Income (Loss) From Operations
Net investment income(1)	$ 0.425	$ 0.374	$ 0.449	$ 0.399	$ 0.460	$ 0.411
Net realized and unrealized gain (loss)	$ (0.285)	(0.309)	—	0.006	0.123	0.120
Total income from operations	$ 0.140	$ 0.065	$ 0.449	$ 0.405	$ 0.583	$ 0.531
Less Distributions
From net investment income	$ (0.440)	$ (0.385)	$ (0.449)	$ (0.395)	$ (0.463)	$ (0.411)
Total distributions	$ (0.440)	$ (0.385)	$ (0.449)	$ (0.395)	$ (0.463)	$ (0.411)
Net asset value - End of year	$ 9.660	$10.210	$ 9.960	$10.530	$ 9.960	$10.520
Total Return(4)	1.36%	0.57%	4.66%	3.97%	6.04%	5.36%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,323	$ 4,487	$26,972	$ 6,124	$22,317	$ 8,285
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%(8)	1.47%(8)	0.71%	1.47%	0.76%(10)	1.51%(10)
Interest and fee expense(7)	0.26%	0.26%	0.26%	0.26%	0.14%(10)	0.14%(10)
Total expenses before custodian fee reduction	0.98%(8)	1.73%(8)	0.97%	1.73%	0.90%(10)	1.65%(10)
Expenses after custodian fee reduction excluding interest and fees	0.67%(8)	1.42%(8)	0.68%	1.44%	0.75%(10)	1.50%(10)
Net investment income	4.28%	3.56%	4.57%	3.84%	4.63%	3.91%

Portfolio Turnover	19%	19%	30%	30%	12%	12%

(See footnotes on last page.)

Financial Highlights (continued)

	Maryland Fund

				Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(2)

Net asset value - Beginning of year	$ 8.900	$ 9.700	$ 9.710	$ 8.900	$ 9.260	$10.090	$10.090	$ 8.600
Income (Loss) From Operations
Net investment income(1)	$ 0.403	$ 0.374	$ 0.373	$ 0.419	$ 0.404	$0.368	$ 0.364	$ 0.206
Net realized and unrealized gain (loss)	(0.226)	(0.239)	(0.248)	(0.216)	(0.348)	(0.382)	(0.368)	0.310
Total income from operations	$ 0.177	$ 0.135	$ 0.125	$ 0.203	$ 0.056	$ (0.014)	$ (0.004)	$ 0.516
Less Distributions
From net investment income	$ (0.407)	$(0.375)	$ (0.375)	$(0.423)	$ (0.416)	$ (0.376)	$ (0.376)	$(0.216)
Total distributions	$ (0.407)	$(0.375)	$ (0.375)	$(0.423)	$ (0.416)	$ (0.376)	$ (0.376)	$(0.216)
Net asset value - End of year	$ 8.670	$ 9.460	$ 9.460	$ 8.680	$ 8.900	$9.700	$ 9.710	$ 8.900
Total Return(4)	2.43%	1.76%	1.65%	2.75%	0.60%	(0.15)%	(0.05)%	6.01%(5)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$75,555	$ 7,742	$12,388	$ 448	$81,774	$10,140	$ 9,790	$85
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	1.58%	1.57%	0.61%	0.77%	1.52%	1.53%	0.58%(9)
Interest and fee expense(7)	0.10%	0.10%	0.10%	0.10%	0.23%	0.23%	0.23%	0.23%(9)
Total expenses before custodian fee reduction	0.92%	1.68%	1.67%	0.71%	1.00%	1.75%	1.76%	0.81%(9)
Expenses after custodian fee reduction excluding interest and fees	0.81%	1.56%	1.56%	0.61%	0.74%	1.48%	1.49%	0.54%(9)
Net investment income	4.97%	4.23%	4.20%	5.16%	4.41%	3.67%	3.65%	4.60%(9)

Portfolio Turnover	16%	16%	16%	16%	15%	15%	15%	15%(13)

(See footnotes on last page.)

Financial Highlights (continued)

	Maryland Fund

	Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.620	$10.490	$10.470	$ 9.590	$10.460	$10.340	$ 9.490	$10.350
Income (Loss) From Operations
Net investment income(1)	$ 0.411	$ 0.373	$0.366	$ 0.454	$ 0.419	$ 0.115	$ 0.442	$0.405
Net realized and unrealized gain (loss)	(0.347)	(0.388)	(0.361)	0.005	0.002	0.146	0.094	0.103
Total income(loss) from operations	$ 0.064	$ (0.015)	$0.005	$ 0.459	$ 0.421	$ 0.261	$ 0.536	$0.508
Less Distributions
From net investment income	$ (0.424)	$ (0.385)	$ (0.385)	$ (0.429)	$ (0.391)	$ (0.131)	$ (0.436)	$ (0.398)
Total distributions	$ (0.424)	$ (0.385)	$ (0.385)	$ (0.429)	$ (0.391)	$ (0.131)	$ (0.436)	$ (0.398)
Net asset value - End of year	$ 9.260	$10.090	$10.090	$ 9.620	$10.490	$10.470	$ 9.590	$10.460
Total Return(4)	0.59%	(0.22)%	(0.03)%	4.94%	4.14%	2.54%(5)	5.77%	5.17%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$75,025	$12,995	$6,878	$55,380	$17,178	$ 342	$45,791	$19,783
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%(8)	1.53%(8)	1.53%(8)	0.79%	1.54%	1.54%(9)	0.80%(10)	1.55%(10)
Interest and fee expense(7)	0.41%	0.41%	0.41%	0.76%	0.76%	0.76%(9)	0.28%(10)	0.28%(10)
Total expenses before custodian fee reduction	1.19%(8)	1.94%(8)	1.94%(8)	1.55%	2.30%	2.30%(9)	1.08%(10)	1.83%(10)
Expenses after custodian fee reduction excluding interest and fees	0.73%(8)	1.48%(8)	1.48%(8)	0.76%	1.51%	1.51%(9)	0.79%(10)	1.54%(10)
Net investment income	4.29%	3.56%	3.53%	4.78%	4.05%	3.31%(9)	4.64%	3.90%

Portfolio Turnover	6%	6%	6%	15%	15%	15%(12)	10%	10%

(See footnotes on last page.)

Financial Highlights (continued)

			Missouri Fund

			Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 9.370	$10.360	$10.350	$ 9.750	$10.770	$10.770
Income (Loss) From Operations
Net investment income(1)	$ 0.389	$ 0.359	$ 0.359	$ 0.406	$ 0.370	$ 0.364
Net realized and unrealized gain (loss)	(0.288)	(0.320)	(0.320)	(0.377)	(0.410)	(0.414)
Total income (loss) from operations	$ 0.101	$ 0.039	$ 0.039	$ 0.029	$ (0.040)	$ (0.050)
Less Distributions
From net investment income	$ (0.391)	$ (0.359)	$ (0.359)	$ (0.409)	$ (0.370)	$ (0.370)
Total distributions	$ (0.391)	$ (0.359)	$ (0.359)	$ (0.409)	$ (0.370)	$ (0.370)
Net asset value - End of year	$ 9.080	$10.040	$10.030	$ 9.370	$10.360	$10.350
Total Return (4)	1.41%	0.64%	0.64%	0.29%	(0.39)%	(0.48)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,556	$ 6,542	$ 5,553	$94,078	$ 7,404	$ 5,561
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	1.55%	1.55%	0.76%	1.51%	1.52%
Interest and fee expense(7)	0.04%	0.04%	0.04%	0.08%	0.08%	0.08%
Total expenses before custodian fee reduction	0.84%	1.59%	1.59%	0.84%	1.59%	1.60%
Expenses after custodian fee reduction excluding interest and fees	0.79%	1.54%	1.54%	0.74%	1.49%	1.49%
Net investment income	4.51%	3.77%	3.76%	4.21%	3.47%	3.42%
Portfolio Turnover	21%	21%	21%	18%	18%	18%

(See footnotes on last page.)

Financial Highlights (continued)

	Missouri Fund

	Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$10.120	$11.180	$11.170	$10.180	$11.250	$11.140	$10.080	$11.140
Income (Loss) From Operations
Net investment income(1)	$ 0.415	$ 0.377	$ 0.371	$ 0.441	$ 0.407	$ 0.189	$ 0.462	$ 0.429
Net realized and unrealized gain (loss)	(0.368)	(0.409)	(0.393)	(0.058)	(0.071)	0.052(3)	0.116	0.125
Total income (loss) from operations	$ 0.047	$ (0.032)	$ (0.022)	$ 0.383	$ 0.336	$ 0.241	$ 0.578	$ 0.554
Less Distributions
From net investment income	$ (0.417)	$ (0.378)	$ (0.378)	$ (0.443)	$ (0.406)	$ (0.211)	$ (0.478)	$ (0.444)
Total distributions	$ (0.417)	$ (0.378)	$ (0.378)	$ (0.443)	$ (0.406)	$ (0.211)	$ (0.478)	$ (0.444)
Net asset value - End of year	$ 9.750	$10.770	$10.770	$10.120	$11.180	$11.170	$10.180	$11.250
Total Return (4)	0.41%	(0.35)%	(0.26)%	3.91%	3.10%	2.20%(5)	5.87%	5.26%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$90,059	$ 9,626	$ 4,491	$64,947	$11,169	$ 1,117	$55,806	$13,142
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(8)	1.50%(8)	1.50%(8)	0.75%	1.50%	1.50%(9)	0.79%(10)	1.54%(10)
Interest and fee expense(7)	0.17%	0.17%	0.17%	0.27%	0.27%	0.27%(9)	0.21%(10)	0.21%(10)
Total expenses before custodian fee reduction	0.92%(8)	1.67%(8)	1.67%(8)	1.02%	1.77%	1.77%(9)	1.00%(10)	1.75%(10)
Expenses after custodian fee reduction excluding interest and fees	0.71%(8)	1.46%(8)	1.46%(8)	0.71%	1.46%	1.46%(9)	0.76%(10)	1.51%(10)
Net investment income	4.12%	3.38%	3.35%	4.41%	3.68%	3.17%(9)	4.58%	3.85%

Portfolio Turnover	20%	20%	20%	27%	27%	27%(12)	6%	6%

(See footnotes on last page.)

Financial Highlights (continued)

				North Carolina Fund

				Year Ended August 31,

		2009					2008

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(2)

Net asset value - Beginning of year	$ 8.810	$ 9.470	$ 9.470	$ 8.820	$ 9.160	$ 9.850	$ 9.850	$ 8.550
Income (Loss) From Operations
Net investment income(1)	$ 0.418	$ 0.383	$ 0.384	$ 0.437	$ 0.400	$ 0.357	$ 0.355	$ 0.216
Net realized and unrealized gain (loss)	(0.019)	(0.011)	(0.012)	(0.010)	(0.355)	(0.388)	(0.386)	0.259
Total income (loss) from operations	$ 0.399	$ 0.372	$ 0.372	$ 0.427	$ 0.045	$(0.031)	$(0.031)	$ 0.475
Less Distributions
From net investment income	$ (0.399)	$(0.362)	$(0.362)	$(0.417)	$ (0.395)	$(0.349)	$(0.349)	$(0.205)
Total distributions	$ (0.399)	$(0.362)	$(0.362)	$(0.417)	$ (0.395)	$(0.349)	$(0.349)	$(0.205)
Net asset value - End of year	$ 8.810	$ 9.480	$ 9.480	$ 8.830	$ 8.810	$ 9.470	$ 9.470	$ 8.820
Total Return (4)	4.99%	4.30%	4.30%	5.32%	0.49%	(0.33)%	(0.33)%	5.56%(5)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,245	$ 5,209	$ 8,734	$ 8,303	$86,348	$ 6,719	$ 8,073	$ 950
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	1.57%	1.57%	0.63%	0.78%	1.53%	1.53%	0.58%(9)
Interest and fee expense(7)	0.11%	0.11%	0.11%	0.11%	0.29%	0.29%	0.29%	0.29%(9)
Total expenses before custodian fee reduction	0.93%	1.68%	1.68%	0.74%	1.07%	1.82%	1.82%	0.87%(9)
Expenses after custodian fee reduction excluding interest and fees	0.82%	1.57%	1.57%	0.62%	0.75%	1.50%	1.50%	0.54%(9)
Net investment income	5.11%	4.37%	4.36%	5.33%	4.41%	3.66%	3.65%	4.86%(9)

Portfolio Turnover	42%	42%	42%	42%	23%	23%	23%	23%(13)

(See footnotes on last page.)

Financial Highlights (continued)

				North Carolina Fund

				Year Ended August 31,

		2007		2006			2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.370	$10.080	$10.070	$ 9.340	$10.040	$ 9.910	$ 9.390	$10.100
Income (Loss) From Operations
Net investment income(1)	$ 0.404	$ 0.360	$ 0.357	$ 0.410	$ 0.368	$ 0.097	$ 0.419	$ 0.375
Net realized and unrealized gain (loss)	(0.212)	(0.233)	(0.220)	0.025	0.032	0.183(3)	(0.052)	(0.061)
Total income from operations	$ 0.192	$ 0.127	$ 0.137	$ 0.435	$ 0.400	$ 0.280	$ 0.367	$ 0.314
Less Distributions
From net investment income	$ (0.402)	$ (0.357)	$ (0.357)	$ (0.405)	$ (0.360)	$ (0.120)	$ (0.417)	$ (0.374)
Total distributions	$ (0.402)	$ (0.357)	$ (0.357)	$ (0.405)	$ (0.360)	$ (0.120)	$ (0.417)	$ (0.374)
Net asset value - End of year	$ 9.160	$ 9.850	$ 9.850	$ 9.370	$10.080	$10.070	$ 9.340	$10.040
Total Return (4)	2.04%	1.23%	1.34%	4.80%	4.09%	2.85%(5)	4.00%	3.32%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$79,909	$ 8,683	$ 4,880	$67,480	$12,145	$ 527	$57,823	$15,344
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(8)	1.52%(8)	1.51%(8)	0.77%	1.52%	1.52%(9)	0.79%(10)	1.54%(10)
Interest and fee expense(7)	0.58%	0.58%	0.58%	0.38%	0.38%	0.38%(9)	0.16%(10)	0.16%(10)
Total expenses before custodian fee reduction	1.35%(8)	2.10%(8)	2.09%(8)	1.15%	1.90%	1.90%(9)	0.95%(10)	1.70%(10)
Expenses after custodian fee reduction excluding interest and fees	0.74%(8)	1.49%(8)	1.48%(8)	0.75%	1.50%	1.50%(9)	0.79%(10)	1.54%(10)
Net investment income	4.32%	3.57%	3.56%	4.43%	3.69%	2.91%(9)	4.48%	3.73%

Portfolio Turnover	9%	9%	9%	18%	18%	18%(12)	8%	8%

(See footnotes on last page.)

Financial Highlights (continued)

			Oregon Fund

			Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 8.720	$ 9.540	$ 9.550	$ 9.260	$10.120	$10.130
Income (Loss) From Operations
Net investment income(1)	$ 0.399	$ 0.372	$ 0.371	$ 0.410	$ 0.375	$ 0.373
Net realized and unrealized gain (loss)	(0.210)	(0.233)	(0.232)	(0.533)	(0.577)	(0.575)
Total income (loss) from operations	$ 0.189	$ 0.139	$ 0.139	$ (0.123)	$ (0.202)	$ (0.202)
Less Distributions
From net investment income	$ (0.399)	$ (0.369)	$ (0.369)	$ (0.417)	$ (0.378)	$ (0.378)
Total distributions	$ (0.399)	$ (0.369)	$ (0.369)	$ (0.417)	$ (0.378)	$ (0.378)
Net asset value - End of year	$ 8.510	$ 9.310	$ 9.320	$ 8.720	$ 9.540	$ 9.550
Total Return (4)	2.65%	1.85%	1.85%	(1.36)%	(2.04)%	(2.03)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$118,827	$12,114	$19,429	$124,199	$14,432	$16,927
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.82%	1.56%	1.57%	0.76%	1.51%	1.52%
Interest and fee expense(7)	0.12%	0.12%	0.12%	0.22%	0.22%	0.22%
Total expenses before custodian fee reduction	0.94%	1.68%	1.69%	0.98%	1.73%	1.74%
Expenses after custodian fee reduction excluding interest and fees	0.81%	1.56%	1.56%	0.74%	1.49%	1.49%
Net investment income	5.05%	4.31%	4.29%	4.53%	3.77%	3.78%

Portfolio Turnover	42%	42%	42%	34%	34%	34%

(See footnotes on last page.)

Financial Highlights (continued)

				Oregon Fund

				Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.550	$10.440	$10.440	$ 9.460	$10.340	$10.400	$ 9.480	$10.370
Income (Loss) From Operations
Net investment income(1)	$ 0.411	$ 0.376	$0.368	$ 0.443	$ 0.408	$ 0.172	$ 0.470	$0.438
Net realized and unrealized gain (loss)	(0.278)	(0.312)	(0.294)	0.089	0.097	0.061(3)	(0.015)	(0.026)
Total income from operations	$ 0.133	$ 0.064	$0.074	$ 0.532	$ 0.505	$ 0.233	$ 0.455	$0.412
Less Distributions
From net investment income	$ (0.423)	$ (0.384)	$ (0.384)	$ (0.442)	$ (0.405)	$ (0.193)	$ (0.475)	$ (0.442)
Total distributions	$ (0.423)	$ (0.384)	$ (0.384)	$ (0.442)	$ (0.405)	$ (0.193)	$ (0.475)	$ (0.442)
Net asset value - End of year	$ 9.260	$10.120	$10.130	$ 9.550	$10.440	$10.440	$ 9.460	$10.340
Total Return (4)	1.34%	0.56%	0.66%	5.78%	5.00%	2.27%(5)	4.91%	4.24%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$110,060	$17,077	$8,362	$73,764	$21,015	$ 666	$66,240	$22,363
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%(8)	1.53%(8)	1.53%(8)	0.77%	1.52%	1.52%(9)	0.80%(10)	1.55%(10)
Interest and fee expense(7)	0.47%	0.47%	0.47%	0.46%	0.46%	0.46%(9)	0.26%(10)	0.26%(10)
Total expenses before custodian fee reduction	1.25%(8)	2.00%(8)	2.00%(8)	1.23%	1.98%	1.98%(9)	1.06%(10)	1.81%(10)
Expenses after custodian fee reduction excluding interest and fees	0.75%(8)	1.50%(8)	1.50%(8)	0.75%	1.50%	1.50%(9)	0.79%(10)	1.54%(10)
Net investment income	4.31%	3.60%	3.54%	4.69%	3.96%	3.32%(9)	4.96%	4.24%

Portfolio Turnover	42%	42%	42%	15%	15%	15%(12)	27%	27%

(See footnotes on last page.)

Financial Highlights (continued)

				South Carolina Fund

				Year Ended August 31,

		2009				2008

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(2)

Net asset value - Beginning of year	$ 9.100	$ 9.650	$ 9.660	$ 9.110	$ 9.700	$10.280	$10.280	$ 8.620
Income (Loss) From Operations
Net investment income(1)	$ 0.405	$ 0.364	$ 0.364	$ 0.422	$ 0.420	$ 0.371	$ 0.369	$ 0.215
Net realized and unrealized gain (loss)	(0.233)	(0.246)	(0.256)	(0.233)	(0.598)	(0.631)	(0.619)	0.496
Total income (loss) from operations	$ 0.172	$ 0.118	$ 0.108	$ 0.189	$ (0.178)	$ (0.260)	$ (0.250)	$ 0.711
Less Distributions
From net investment income	$ (0.402)	$(0.358)	$ (0.358)	$ (0.419)	$ (0.422)	$ (0.370)	$ (0.370)	$ (0.221)
Total distributions	$ (0.402)	$(0.358)	$ (0.358)	$ (0.419)	$ (0.422)	$ (0.370)	$ (0.370)	$ (0.221)
Net asset value - End of year	$ 8.870	$ 9.410	$ 9.410	$ 8.880	$ 9.100	$ 9.650	$ 9.660	$ 9.110
Total Return (4)	2.23%	1.59%	1.48%	2.56%	(1.75)%	(2.56)%	(2.46)%	8.26%(5)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$103,451	$ 9,442	$23,022	$23,727	$110,470	$11,316	$20,867	$22,826
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	1.56%	1.55%	0.60%	0.77%	1.52%	1.52%	0.55%(9)
Interest and fee expense(7)	0.10%	0.10%	0.10%	0.10%	0.22%	0.22%	0.22%	0.22%(9)
Total expenses before custodian fee reduction	0.90%	1.66%	1.65%	0.70%	0.99%	1.74%	1.74%	0.77%(9)
Expenses after custodian fee reduction excluding interest and fees	0.80%	1.56%	1.55%	0.60%	0.75%	1.50%	1.50%	0.54%(9)
Net investment income	4.91%	4.17%	4.15%	5.11%	4.44%	3.69%	3.69%	4.68%(9)

Portfolio Turnover	44%	44%	44%	44%	47%	47%	47%	47%(13)

(See footnotes on last page.)

Financial Highlights (continued)

				South Carolina Fund

				Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 10.050	$10.660	$10.660	$10.060	$10.670	$10.470	$ 9.710	$10.300
Income (Loss) From Operations
Net investment income(1)	$ 0.409	$ 0.356	$0.349	$ 0.423	$ 0.372	$ 0.218	$ 0.463	$0.417
Net realized and unrealized gain (loss)	(0.346)	(0.378)	(0.371)	(0.002)	(0.005)	0.199(3)	0.370	0.387
Total income (loss) from operations	$ 0.063	$ (0.022)	$ (0.022)	$ 0.421	$ 0.367	$ 0.417	$ 0.833	$0.804
Less Distributions
From net investment income	$ (0.413)	$ (0.358)	$ (0.358)	$ (0.431)	$ (0.377)	$ (0.227)	$ (0.483)	$ (0.434)
Total distributions	$ (0.413)	$ (0.358)	$ (0.358)	$ (0.431)	$ (0.377)	$ (0.227)	$ (0.483)	$ (0.434)
Net asset value - End of year	$ 9.700	$10.280	$10.280	$10.050	$10.660	$10.660	$10.060	$10.670
Total Return (4)	0.55%	(0.29)%	(0.29)%	4.35%	3.57%	4.04%(5)	8.78%	8.16%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$103,975	$14,559	$13,623	$71,412	$17,667	$ 2,272	$50,593	$18,039
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%(8)	1.51%(8)	1.51%(8)	0.75%	1.50%	1.50%(9)	0.75%(10)	1.50%(10)
Interest and fee expense(7)	0.45%	0.45%	0.45%	0.37%	0.37%	0.37%(9)	0.37%(10)	0.37%(10)
Total expenses before custodian fee reduction	1.21%(8)	1.96%(8)	1.96%(8)	1.12%	1.87%	1.87%(9)	1.12%(10)	1.87%(10)
Expenses after custodian fee reduction excluding interest and fees	0.73%(8)	1.48%(8)	1.48%(8)	0.73%	1.48%	1.48%(9)	0.72%(10)	1.47%(10)
Net investment income	4.06%	3.33%	3.29%	4.28%	3.55%	3.27%(9)	4.69%	3.98%

Portfolio Turnover	33%	33%	33%	42%	42%	42%(12)	29%	29%

(See footnotes on last page.)

Financial Highlights (continued)

			Tennessee Fund

			Year Ended August 31,

		2009			2008

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 9.100	$ 9.910	$ 9.910	$ 9.530	$10.380	$10.370
Income (Loss) From Operations
Net investment income(1)	$ 0.388	$ 0.356	$ 0.351	$ 0.409	$ 0.369	$ 0.366
Net realized and unrealized gain (loss)	(0.424)	(0.458)	(0.463)	(0.433)	(0.475)	(0.463)
Total income (loss) from operations	$ (0.036)	$(0.102)	$(0.112)	$ (0.024)	$ (0.106)	$ (0.097)
Less Distributions
From net investment income	$ (0.394)	$(0.358)	$(0.358)	$ (0.406)	$ (0.364)	$ (0.363)
Total distributions	$ (0.394)	$(0.358)	$(0.358)	$ (0.406)	$ (0.364)	$ (0.363)
Net asset value - End of year	$ 8.670	$ 9.450	$ 9.440	$ 9.100	$ 9.910	$ 9.910
Total Return(4)	(0.03)%	(0.73)%	(0.83)%	(0.26)%	(1.05)%	(0.95)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,787	$ 4,069	$ 6,004	$49,219	$ 5,247	$ 4,078
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	1.54%	1.54%	0.74%	1.49%	1.50%
Interest and fee expense(7)	0.03%	0.03%	0.03%	0.09%	0.09%	0.09%
Total expenses before custodian fee reduction	0.82%	1.57%	1.57%	0.83%	1.58%	1.59%
Expenses after custodian fee reduction excluding interest and fees	0.79%	1.54%	1.54%	0.72%	1.47%	1.47%
Net investment income	4.72%	3.99%	3.93%	4.35%	3.60%	3.59%
Portfolio Turnover	20%	20%	20%	26%	26%	26%

(See footnotes on last page.)

Financial Highlights (continued)

	Tennessee Fund

	Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.850	$10.730	$10.720	$ 9.880	$10.750	$10.580	$ 9.900	$10.780
Income (Loss) From Operations
Net investment income(1)	$ 0.407	$ 0.365	$0.362	$ 0.419	$ 0.378	$ 0.110	$ 0.431	$0.390
Net realized and unrealized gain (loss)	(0.318)	(0.350)	(0.347)	(0.028)	(0.020)	0.156(3)	(0.001)	(0.010)
Total income from operations	$ 0.089	$ 0.015	$0.015	$ 0.391	$ 0.358	$ 0.266	$ 0.430	$0.380
Less Distributions
From net investment income	$ (0.409)	$ (0.365)	$ (0.365)	$ (0.421)	$ (0.378)	$ (0.126)	$ (0.450)	$ (0.410)
Total distributions	$ (0.409)	$ (0.365)	$ (0.365)	$ (0.421)	$ (0.378)	$ (0.126)	$ (0.450)	$ (0.410)
Net asset value - End of year	$ 9.530	$10.380	$10.370	$ 9.850	$10.730	$10.720	$ 9.880	$10.750
Total Return(4)	0.85%	0.09%	0.09%	4.09%	3.43%	2.54%(5)	4.44%	3.75%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,444	$ 6,215	$2,683	$46,023	$ 8,638	$ 559	$42,088	$10,346
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(8)	1.50%(8)	1.49%(8)	0.73%	1.48%	1.48%(9)	0.76%(10)	1.51%(10)
Interest and fee expense(7)	0.21%	0.21%	0.21%	0.19%	0.19%	0.19%(9)	0.16%(10)	0.16%(10)
Total expenses before custodian fee reduction	0.96%(8)	1.71%(8)	1.70%(8)	0.92%	1.67%	1.67%(9)	0.92%(10)	1.67%(10)
Expenses after custodian fee reduction excluding interest and fees	0.72%(8)	1.47%(8)	1.46%(8)	0.70%	1.45%	1.45%(9)	0.75%(10)	1.50%(10)
Net investment income	4.15%	3.41%	3.40%	4.30%	3.56%	3.10%(9)	4.36%	3.63%

Portfolio Turnover	20%	20%	20%	16%	16%	16%(12)	13%	13%

(See footnotes on last page.)

Financial Highlights (continued)

	Virginia Fund

	Year Ended August 31,

		2009				2008

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(2)

Net asset value - Beginning of year	$ 8.690	$ 9.620	$ 9.630	$ 8.710	$ 9.280	$10.270	$10.280	$ 8.440
Income (Loss) From Operations
Net investment income(1)	$ 0.391	$ 0.370	$ 0.368	$ 0.403	$ 0.412	$ 0.381	$ 0.381	$ 0.222
Net realized and unrealized gain (loss)	(0.327)	(0.370)	(0.368)	(0.332)	(0.592)	(0.656)	(0.656)	0.263
Total income (loss) from operations	$ 0.064	$ —	$ —	$ 0.071	$ (0.180)	$ (0.275)	$ (0.275)	$ 0.485
Less Distributions
From net investment income	$ (0.394)	$(0.370)	$ (0.370)	$(0.411)	$ (0.410)	$ (0.375)	$ (0.375)	$(0.215)
Total distributions	$ (0.394)	$(0.370)	$ (0.370)	$(0.411)	$ (0.410)	$ (0.375)	$ (0.375)	$(0.215)
Net asset value - End of year	$ 8.360	$ 9.250	$ 9.260	$ 8.370	$ 8.690	$ 9.620	$ 9.630	$ 8.710
Total Return (4)	1.27%	0.43%	0.43%	1.36%	(2.00)%	(2.73)%	(2.73)%	5.73%(5)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$105,788	$ 9,863	$12,287	$ 9,945	$107,673	$14,451	$ 9,451	$ 1,338
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.83%	1.58%	1.59%	0.64%	0.78%	1.53%	1.53%	0.63%(9)
Interest and fee expense(7)	0.12%	0.12%	0.12%	0.12%	0.37%	0.37%	0.37%	0.37%(9)
Total expenses before cost fee reduction	0.95%	1.70%	1.71%	0.76%	1.15%	1.90%	1.90%	1.00%(9)
Expenses after custodian fee reduction excluding interest and fees	0.82%	1.57%	1.58%	0.63%	0.76%	1.51%	1.51%	0.56%(9)
Net investment income	5.06%	4.34%	4.29%	5.20%	4.53%	3.78%	3.80%	5.07%(9)

Portfolio Turnover	32%	32%	32%	32%	26%	26%	26%	26%(13)

(See footnotes on last page.)

Financial Highlights (continued)

				Virginia Fund

				Year Ended August 31,

		2007			2006		2005

	Class A	Class B	Class C	Class A	Class B	Class C(2)	Class A	Class B

Net asset value - Beginning of year	$ 9.770	$10.820	$10.810	$ 9.790	$10.830	$10.660	$ 9.590	$10.610
Income (Loss) From Operations
Net investment income(1)	$ 0.403	$ 0.367	$0.365	$ 0.418	$ 0.384	$ 0.198	$ 0.426	$0.392
Net realized and unrealized gain (loss)	(0.485)	(0.547)	(0.525)	(0.025)	(0.018)	0.158(3)	0.202	0.222
Total income (loss) from operations	$ (0.082)	$ (0.180)	$ (0.160)	$ 0.393	$ 0.366	$ 0.356	$ 0.628	$0.614
Less Distributions
From net investment income	$ (0.408)	$ (0.370)	$ (0.370)	$ (0.413)	$ (0.376)	$ (0.206)	$ (0.428)	$ (0.394)
Total distributions	$ (0.408)	$ (0.370)	$ (0.370)	$ (0.413)	$ (0.376)	$ (0.206)	$ (0.428)	$ (0.394)
Net asset value - End of year	$ 9.280	$10.270	$10.280	$ 9.770	$10.820	$10.810	$ 9.790	$10.830
Total Return (4)	(0.95)%	(1.77)%	(1.58)%	4.16%	3.49%	3.38%(5)	6.70%	6.06%(6)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$107,632	$19,055	$5,236	$89,098	$24,411	$ 548	$78,848	$29,456
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%(8)	1.53%(8))	1.53%(8)	0.77%	1.52%	1.52%(9)	0.80%(10)	1.55%(10)
Interest and fee expense(7)	0.57%	0.57%	0.57%	0.54%	0.54%	0.54%(9)	0.23%(10)	0.23%(10)
Total expenses before cost fee reduction	1.35%(8)	2.10%(8))	2.10%(8)	1.31%	2.06%	2.06%(9)	1.03%(10)	1.78%(10)
Expenses after custodian fee reduction excluding interest and fees	0.76%(8)	1.51%(8)	1.51%(8)	0.76%	1.51%	1.51%(9)	0.79%(10)	1.54%(10)
Net investment income	4.14%	3.40%	3.40%	4.34%	3.61%	3.31%(9)	4.41%	3.67%

Portfolio Turnover	28%	28%	28%	30%	30%	30%(12)	47%	47%

(1)	Computed using average shares outstanding.
(2)	For Class C of the Alabama Fund for the period from the start of business, March 21, 2006 to August 31, 2006; for Class I of the Alabama Fund for the period from the start of business, March 3, 2008 to August 31, 2008; for Class C of the Arkansas Fund for the period from the start of business, April 28, 2006 to August 31, 2006; for Class C of the Georgia Fund for the period from the start of business, April 25, 2006 to August 31, 2006; for Class I of the Georgia Fund for the period from the start of business, March 3, 2008 to August 31, 2008; for Class C of the Kentucky Fund for the period from the start of business, March 23, 2006 to August 31, 2006; for Class C of the Louisiana Fund for the period from the start of business, December 4, 2007, to August 31, 2008; for Class C of the Maryland Fund for the period from the start of business, May 2, 2006 to August 31, 2006; for Class I of the Maryland Fund for the period from the start of business, March 3, 2008 to August 31, 2008; for Class C of the Missouri Fund for the period from the start of business, February 16, 2006 to August 31, 2006; for Class C of the North Carolina Fund for the period from the start of business, May 2, 2006 to August 31, 2006; for Class I of the North Carolina Fund for the period from the start of business, March 3, 2008 to August 31, 2008; for Class C of the Oregon Fund for the period from the start of business, May 2, 2006 to August 31, 2006; for Class C of the South Carolina Fund for the period from the start of business, January 12, 2006 to August 31, 2006; for Class I of the South Carolina Fund for the period from the start of business, March 3, 2008 to August 31, 2008; for Class C of the Tennessee Fund for the period from the start of business, May 2, 2006 to August 31, 2006; for Class C of the Virginia Fund for the period from the start of business, February 8, 2006 to August 31, 2006; for Class I of the Virginia Fund for the period from the start of business, March 3, 2008 to August 31, 2008; .
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges..
(5)	Not annualized.
(6)	Total return reflects an increase due to a change in the timing of the payment and reinvestment of distributions for each Fund as follows: Alabama Fund Class B: 0.15%; Arkansas Fund Class B: 0.17%; Georgia Fund Class B; 0.18%; Kentucky Fund Class B: 0.17%; Louisiana Fund Class B: 0.17%; Maryland Fund Class B: 0.17%; Missouri Fund Class B: 0.16%; North Carolina Fund Class B: 0.16%; Oregon Fund Class B: 0.18%; South Carolina Fund Class B: 0.18%; Tennessee Fund Class B: 0.16%; and Virginia Fund Class B: 0.16%.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I ).
(8)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% (0.05% for the Maryland Fund) of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.
(9)	Annualized.
(10)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(11)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.
(12)	For the year ended August 31, 2006.
(13)	For the year ended August 31, 2008.

More Information

About the Funds: More information is available in thestatement of additionalinformation. Thestatement of additional information is incorporated by reference into this prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 1-800-262-1122 website: www.eatonvance.com

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries: You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, PNC Global Investment Servicing. If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing	Overnight Mailing	Phone Number:
Address:	Address:	1-800-262-1122
Eaton Vance Funds	Eaton Vance Funds	Monday - Friday
	101 Sabin Street	8 a.m. - 6 p.m. ET
P.O. Box 9653	Pawtucket, RI
Providence, RI 02940-9653	02860

The Funds’ Investment Company Act No. is 811-04409	12MUNI1/1P
113-1/10	© 2010 Eaton Vance Management